ASSIGNMENT OF LICENSE AGREEMENT

This  Assignment  of License  Agreement  is  entered  into as of the 18th day of
April,  1997  between  Katori  Consultants,   Ltd.,  a  British  Virgin  Islands
("Assignor") and Best Way, Inc., a Nevada corporation ("Assignee")

                                    RECITALS

WHEREAS, Assignor entered into a license agreement with Fountain Fresh International, a Utah corporation "FFI") on April 17, 1997, a copy of which is attached hereto as Exhibit A and incorporated herein as though fully set forth ("License"); and

WHEREAS, Assignor desires to assign all of its rights and interest in the License to Assignee and Assignee has agreed to assume all of Assign's obligations under the License; and

WHEREAS, FFI has approved the assignment of the License, as aforesaid.

NOW THEREFORE, in consideration of mutual promises contained herein, and other good and valuable consideration, the receipt of which is acknowledge by FFL Assignor and Assignee, the parties hereto agree as follows:

I Assignor hereby assignee all of its rights and interest in and to the license and Assignee accepts such assignment and hereby agrees to assume all of the obligations of Assignor under the License.

2. FFI hereby consents to the assignment of the License.

3. FFL Assignor and Assignee hereby acknowledge that all of the terms and conditions of Section 15 of the Assignment have been complied with or waived in connection with the foregoing assignment of the License.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

FOUNTAIN FRESH INTERNATIONAL
A Utah corporation


/S/ Richard J. Mayne                         /S/
---------------------------------            ----------------------------------
By: Richard J. Mayne, President                        Secretary


KATORI CONSULTANTS, LTD.
A British Virgin Island Corporation

/S/ Eric Montandon
--------------------------
By: Eric Montandon, Director

BEST WAY, Inc.

/S/ Lynn Briggs                              /S/ Jennifer McMinn
------------------------------------         ------------------------------
By: Lynn Briggs, President                   By: Jennifer Mcminn, Secretary